UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2007

MediaREADY, INC.
(Exact name of registrant as specified in its charter)

Florida	0-31497	65-1001686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

888 East Las Olas Boulevard, Suite 710, Fort Lauderdale, Florida  33301

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code  (954) 527-7780 not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

Item 2.01

Completion of Acquisition or Disposition of Assets.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 3.02

Unregistered Sale of Equity Securities.

Item 5.01

Changes in Control of Registrant.

Shandong Jiajia International Logistics Co., Ltd.

On December 31, 2007 we entered into an acquisition agreement with Shandong Jiajia International Logistics Co., Ltd. (“Jiajia”), a Chinese limited liability company, and its sole shareholders Messrs. Hui Liu and Wei Chen, pursuant to which we acquired a 51% equity interest in Jiajia. At closing, we issued Messrs. Liu and Chen an aggregate of 1,000,000 shares of our Series A Preferred Stock, the designations, rights and preferences of which are set forth later in this report under Item 5.03. In addition, we agreed contribute $2,000,000 to increase the registered capital of Jiajia on or before March 31, 2008 subject to (i) the prior receipt of all regulatory approvals and licenses from the necessary governmental agencies in China related to this acquisition, and (ii) our filing of an amendment to this report which includes two years of audited financial statements of Jiajia together with the interim period for the nine months ended September 30, 2007. We will be required to raise capital from the sale of our securities to provide the funds necessary to meet this obligation. While we do not presently have any firm commitments to provide such capital, we reasonably believe we will be able to raise such funds prior to March 31, 2008.

The issuance of the shares of Series A Preferred Stock to Messrs. Lin and Chen, who are accredited or otherwise sophisticated investors, was exempt from registration under the Securities Act of 1933 in reliance on an exemption provided by Section 4(2) of that act. Messrs. Liu and Chen, unrelated third parties who are Jiajia’s Chief Executive Officer and General Manager, respectively, will continue in these capacities. Following our acquisition of a majority of Jiajia, we intend to continue our historic efforts in the development of new products and services within the media convergence business entertainment marketplace.

Under the terms of the agreement, Mr. David Aubel, a stockholder in our company, agreed to personally assume any liabilities which may result from a stock purchase agreement we entered into in August 2004 with Graphics Distribution. In addition, the parties have agreed that the accrued compensation and convertible note payable-related party included in our current liabilities at September 30, 2007 will be converted into shares of our common stock at conversion rates of $.018 and $.02 per share respectively, resulting in the issuance of approximately 137,834,139 shares of our common stock. Included in these liabilities which are to be converted is approximately $419,000 of accrued compensation due Mr. Jeffrey Harrell, our CEO and President, and approximately $2,310,000 due to related parties under a convertible note and a loan. We do not presently have sufficient authorized but unissued shares of our common stock to provide for the conversion of these liabilities. Accordingly, we will be required to obtain stockholder consent to amendment our Articles of Incorporation to increase the amount of our authorized common stock.

In connection with the transaction, we issued Capital One Resource Co., Ltd., a subsidiary of China Direct, Inc., 450,000 shares of Series B Preferred Stock valued at $3,780,000, and Mr. Weidong Wang 35,000 shares of Series B Preferred Stock valued at $294,000, as compensation for assistance in the transaction. In addition, we issued an aggregate of 352,500 shares of Series B Preferred Stock valued at $2,961,000 to Dragon Venture (Shanghai) Capital Management Co., Ltd. as finder's fees. Dragon Venture (Shanghai) Capital Management Co., Ltd. is a subsidiary of Dragon Capital Group Corp. (Pink Sheets: DRGV). Mr. Lawrence Wang, the CEO of Dragon Capital Group Corp., is the brother of Dr. James Wang, the CEO of China Direct, Inc. China Direct, Inc. owns approximately 20% of the issued and outstanding shares Dragon Capital Group Corp. Each of Capital One Resource Co., Ltd., Mr. Weidong

Wang and Dragon Venture (Shanghai) Capital Management Co., Ltd. are accredited or otherwise sophisticated investors and the issuances of our securities to those recipients was exempt from registration under the Securities Act of 1933 in reliance on an exemption provided by Section 4(2) of that act.

The issuance of the shares of Series A Preferred Stock issued to Messrs. Liu and Chen resulted in a change of control of our company in that such shares represent approximately 56% of our voting securities. These shares are also convertible into 100,000,000 shares of our common stock. In addition, we issued an aggregate of 838,500 shares of our Series B Preferred Stock to consultants and finders in this transaction. While these shares do not carry voting rights, the shares are convertible into an aggregate of 335,000,000 shares of our common stock and, if converted, could result in a change of control of our company. As set forth elsewhere in this report, we do not presently have a sufficient number of authorized but unissued shares of our common stock available to permit the conversion of such shares and, accordingly, we will be required to amend our Articles of Incorporation to increase our authorized common stock.

About Jiajia

Established in November 1999, Jiajia is an international freight forwarder and logistics management company. Jiajia acts as an agent for international freight and shipping companies. Jiajia sells cargo space and arranges land, maritime, and air international transportation for clients seeking to import or export goods from or into China. Jiajia has obtained the approval for registration from China Ministry of Commerce in November 1999. On June 2, 2000 Jiajia received approval for customs clearance service from Customs General Administration of China. Since inception, Jiajia estimates to have processed the delivery of 80,000 standard containers, 500,000 metric tons of bulk cargo, and 250 metric tons of airfreight.

The typical service package provided by Jiajia includes goods reception, space reservation, transit shipment, consolidate traffic, storage, customs declaration, inspection declaration, multimodal transport and combined large-scale logistics, e.g., import and export of large mechanical equipment.

Headquartered in Qingdao, Jiajia has branches in Shanghai and Xiamen with two offices in Lianyungang and Rizhao. The company has 87 employees in total and partner with agents in North America, Europe, Australia, Asia, and Africa.

Jiajia is a designated agent of cargo carriers including Nippon Yusen Kaisha (NYK Line), P&O Nedlloyd, CMA CGM Group, Safmarine Container Lines, and Regional Container Lines (RCL). Jiajia was recognized by China International Freight Forwarders Association as one of the top 100 Chinese international freight forwarders on June 23, 2004.

Jiajia generates revenues through sales to existing customers as well as new customers. Presently approximately 60% of its revenues are initiated by existing customers, 20% are to new customers generated by Jiajia salesmen, and the remaining 20% are generated to new customers using third party agents.

Jiajia employs 13 full time sales persons; seven in Qingdao, three in the Xiamen branch, and three in the Shanghai branch. Sales persons solicit business through a variety of means including but not limited to personal visits, sales calls, and faxes. Customers sign annual or project-based contracts with Jiajia. The contract determines the merchandise, price, and delivery instructions. Salespersons are compensated with base salary and commission. Sales persons earn a sales commission based on net profit generated in excess of predetermined benchmark. Sales persons are required to hit monthly profit benchmark established by the company. The definitions of base salary, profit benchmark, and commission percentage vary across branches.

Overseas agents choose Jiajia from referral or China Cargo Alliance (CCA), an independent network of air- and sea freight forwarders serving international trade of China. Currently CCA has 113 members including 67 overseas forwarders operating in 53 countries and 46 Chinese forwarders. In this alliance, all members are free to trade their services with peer members. 1

Overseas agents forward orders to Jiajia for the services of handling and/or space purchase. If agents only request procedural handling, Jiajia usually charges $30to $40 per order for service fee. If agents choose to purchase the shipping spaces reserved by Jiajia, the profits from the order are evenly shared between agents and Jiajia.

Management

Jiajia's management includes Messrs. Liu and Chen. Following is biographical information on teach person.

Mr. Hui Liu (45) CEO and Co-Founder

Mr. Hui Liu co-founded Jiajia in 1999. From 1997 to 1999, Mr. Liu was the storage and delivery department manager at Shandong Jiajia Import and Export Corp., Ltd. From 1989 to 1997, Mr. Liu managed customs declaration, inspection declaration, shipping arrangement, and bulk cargo logistics at Cosco International Freight Co., Ltd. From 1986 to 1989 Mr. Liu was employed as a sailor with Qingdao Ocean Shipping Co., Ltd. Mr. Liu obtained an Associate Degree in Vessel Driving from Qingdao Ocean Shipping Mariner College in 1986.

Mr. Wei Chen (37) General Manager, Shanghai Branch

Mr. Wei Chen has been the general manager of Jiajia’s Shanghai Branch since February 2002. Prior to joining Jiajia, Mr. Chen was a shipping department manager at Shanghai Branch of Beijing Sunshine International Freight Co., Ltd. from October 1998 to February 2002. Previously, Mr. Chen was the chief representative of Shanghai office, Mitrans International Shipping Co., Ltd. from June 1995 to October 1998. Mr. Chen started his career as a sales representative at Asian Development International Transportation Corporation between September 1992 and May 1995. Mr. Chen obtained the Bachelor’s Degree in International Shipping from Shanghai Maritime University in 1992.

Consulting Agreement with China Direct, Inc.

On December 31, 2007, we entered into a consulting agreement with China Direct, Inc. which expires on June 30, 2008. Under the terms of this agreement we engaged China Direct, Inc. (AMEX: CDS) to coordinate the acquisition of Jiajia, and to provide us translation services as well as certain additional services including the restructuring of our balance sheet and assistance in the preparation of certain filings to be made with the Securities and Exchange Commission. As compensation for its services, we issued China Direct, Inc. 450,000 shares of our Series B Preferred Stock valued at $3,780,000. These shares are convertible into 180,000,000 shares of our common stock. We do not presently have a sufficient number of authorized but unissued shares of common stock available for the

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http://www.chinacargoalliance.com/en/profile.htm

possible conversion of these shares. In addition, China Direct, Inc. is entitled to receive certain discretionary awards as additional fees in an unspecified amount payable either in cash or securities. The agreement may be terminated by either party upon 30 days notice; however, the compensation paid to China Direct, Inc. is not refundable. China Direct, Inc. is the parent company of Capital One Resource Co., Ltd. The issuance was exempt from registration under the Securities Act of 1933 in reliance on an exemption provided by Section 4(2) of that act. The recipient was an accredited investor.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Our authorized capital consists of 200,000,000 shares of common stock and 5,000,000 shares of blank check preferred stock. Under our Articles of Incorporation, our Board of Directors may create one or more series of preferred stock with such designations, voting powers, if any, preferences and relative, participating, optional or other special rights, and such qualifications, limitations and restrictions, as are determined by resolution of our Board of Directors. On December 31, 2007, we filed a Certificate of Amendment of the Articles of Incorporation creating a series of 1,000,000 shares of Series A Preferred Stock and 1,295,000 shares of Series B Preferred Stock The shares of Series A Preferred Stock were issued to the owners of Jiajia in connection with the acquisition of 51% of that company and 1,287,500 of the shares of Series B Preferred Stock were issued to finders and consultants as described earlier in this report.

The designations, rights and preferences of the Series A Preferred Stock are as follows:

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the shares have a liquidation preference of $0.001 per share which equals the par value of the shares,

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holders of the Series A Preferred Stock are not entitled to any dividends and the shares are not subject to redemption,

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each share entitles the holder to 250 votes at any meeting of our stockholders and such shares will vote together with our common stockholders, and

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each share is convertible into 100 shares of our common stock, subject to proportional adjustment for stock splits and dividends.

The designations, rights and preferences of the Series B Preferred Stock are as follows:

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the shares have a liquidation preference of $0.001 per share which equals the par value of the shares,

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holders of the Series B Preferred Stock are not entitled to any dividends and the shares are not subject to redemption,

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the shares do not carry any voting rights, and

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each share is convertible into 400 shares of our common stock, subject to proportional adjustment for stock splits and dividends.

Item 9.01.

Financial Statements and Exhibits

(a)

Financial statements of businesses acquired.

We will file the audited financial statements of Jiajia for the fiscal years ended December 31, 2005 and 2006 and unaudited interim financial statements for the period ended September 30, 2007 within the time prescribed by the applicable rules and regulations of the Securities and Exchange Commission.

(b)

Pro forma financial information.

We will furnish the required pro forma financial information within the time prescribed by the applicable rules and regulations of the Securities and Exchange Commission.

(d)

Exhibits

3.1

Articles of Amendment of the Articles of Incorporation of MediaREADY, Inc. filed with the State of Florida on December 31, 2007.

10.1

Acquisition Agreement dated December 31, 2007 by and among MediaREADY, Inc., Shandong Jiajia International Logistics Co., Ltd., Hui Liu and Wei Chen.

10.2

Finder's Agreement dated December 31, 2007 between MediaREADY, Inc. and Dragon Venture (Shanghai) Capital Management Co., Ltd.

10.3

Consulting Agreement dated December 31, 2007 by and between China Direct, Inc. and MediaREADY, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MediaREADY, INC.

Date: January 4, 2008	By:	/s/ V. JEFFREY HARRELL
V. Jeffrey Harrell,
CEO and President